1-PH/1343317.4
                                EXETER FUND, INC.
                                1100 CHASE SQUARE
                               ROCHESTER, NY 14604

              Notice of Special Meeting of Shareholders to be held
                                on April 23, 2001


To the Shareholders of the PureMarkSM Series (the "Series") of the Exeter Fund, Inc. (the "Fund"):

You are cordially invited to a Special Meeting of Shareholders of the Series on April 23, 2001 at 10:00 a.m. at the offices of Manning & Napier Advisors, Inc. ("Manning & Napier"), 1100 Chase Square, Rochester, New York, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the meeting:

1. To consider and vote upon a proposal to remove the fundamental investment restriction that prohibits the Series from purchasing securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series' assets would be invested in securities of such companies.

In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

                              By  Order  of  the  Board  of  Directors
     EXETER  FUND,  INC


                              Jodi  L.  Hedberg,  Secretary


Each shareholder is cordially invited to attend the meeting. However, if you are unable to be present at the meeting, you are requested to mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that the meeting may be held and a maximum number of shares may be voted.

Only Shareholders of record at the close of business on February 20, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

[mailing  date,  2001]

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WHETHER  OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE
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AND  PROMPTLY  RETURN  THE  ENCLOSED  PROXY  CARD.  A  POSTAGE  PAID ENVELOPE IS
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ENCLOSED  FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS
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POSSIBLE.  IT  IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY
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CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM
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NUMBER  OF SHARES MAY BE VOTED.  THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS
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USE.
----


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

If  you  sign,  date, and return the proxy card but give no voting instructions,
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your shares will be voted "For" the proposal noted above.  In order to avoid the
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additional  expense  to the Fund of further solicitation, please mail your proxy
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card  promptly.  Unless  proxies  of corporations and partnerships are signed by
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the  appropriate  persons  as  indicated in the voting instructions on the proxy
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card,  they  will  not  be  voted.
----------------------------------

                                EXETER FUND, INC.
                                1100 CHASE SQUARE
                               ROCHESTER, NY 14604

                                 PROXY STATEMENT
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2001


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Exeter Fund, Inc. (the "Fund") for use at the Special Meeting (the "Meeting") of Shareholders of the PureMarkSM Series of the Fund (the "Series") to be held on April 23, 2001 at 10:00 a.m. at the offices of Manning & Napier Advisors, Inc. ("Manning & Napier"), 1100 Chase Square, Rochester, New York, or at any adjournment thereof, and is intended to be mailed to shareholders on or about February 23, 2000. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. The Fund expects to solicit proxies principally by mail, but the Fund or its agents may also solicit proxies by telephone, telegraph or personal contact. The cost of solicitation will be borne by the Fund.

The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE PROPOSAL.

At the close of business on February 20, 2001, the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof, there were issued and outstanding the following shares of each Class of the Series: _________ shares of Class A common stock, ____________ shares of Class C common stock, and _____________ shares of Class E common stock. No shares of other classes of common stock have been issued. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to which such shares are to be voted at the Meeting.

1.     PROPOSAL  TO  REMOVE  FUNDAMENTAL  INVESTMENT  RESTRICTION

At the Meeting, shareholders will be asked to vote upon a proposal to remove the fundamental investment restriction that prohibits the Series from purchasing securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series' assets would be invested in securities of such companies. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies in favor of this proposal.

INFORMATION  REGARDING  THE  PROPOSAL

The PureMarkSM Series is managed with a goal of providing long-term total return through investing in the common stocks of companies represented in the Russell 3000 Index and that meet the "socially responsible" criteria of the Series. In managing toward this goal, the Series' Advisor, Exeter Asset Management, starts with the approximately 3000 stocks represented in the Russell 3000 Index, and then seeks to screen out companies that derive a significant portion of their revenue from tobacco, alcohol, gambling, pornography, and abortion drugs, devices, or services. After these stocks have been removed, the Advisor builds a portfolio of stocks that has market-sector and risk characteristics that are largely similar to the Russell 3000 Index.

Many of the stocks in the Russell 3000 Index are new companies. Because the Series currently has an investment restriction limiting its investments in companies with less than three years operating experience, the Series cannot track the Russell 3000 Index as closely as it could without this limitation. For this reason, the Board of Directors has recommended that this restriction be removed.

BOARD  APPROVAL  OF  THE  PROPOSAL

By unanimous resolution, the Board of Directors recommends that shareholders vote for the proposal presented in this proxy statement. In considering the proposal, the Board of Directors took into account the benefit to the Series if this restriction is lifted.

SHAREHOLDER  APPROVAL  OF  THE  PROPOSAL

The favorable vote of a majority of the shares represented at the Meeting at which a majority of shareholders entitled to vote is present is required for the passage of the proposal.

THE  DIRECTORS  RECOMMEND  THAT  THE  SHAREHOLDERS  VOTE  FOR  PROPOSAL  1.
                                                          ---

SECURITY  OWNERSHIP  OF  BENEFICIAL  OWNERS

The following persons were known by the Fund to own of record 5% or more of the outstanding voting securities of any class of the Series as of February 20, 2001.



                                                  Amount of        Percent of
Class  Name & Address  Beneficial Ownership  Beneficial Ownership
-----  --------------  --------------------  --------------------






SECURITY  OWNERSHIP  OF  MANAGEMENT

As of February 20, 2001, no Directors or principal executive officers of the Fund owned shares of the PureMarkSM Series.

SUBMISSION  OF  SHAREHOLDER  PROPOSALS

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for consideration at the next meeting should submit the proposal to be considered by the Fund for inclusion in the proxy materials for such meeting. The Board of Directors will give consideration to shareholder proposals. Shareholders retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with such meeting.

REPORTS  TO  SHAREHOLDERS

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2000 to any shareholder requesting such report. Requests for such report should be made in writing to the Exeter Fund, Inc., PO Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863 any business day between 8:30 a.m. and 5:00 p.m. Eastern time.

REQUIRED  VOTE

Approval of the Proposal with respect to the Series requires the affirmative vote of a majority of the outstanding shares of the Series. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Series' outstanding shares present at a Meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or (ii) more than 50% of the Series' outstanding shareholders, whichever is less.

Abstentions and "broker non-votes" will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is
                --------
present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" at the Meeting, and will therefore have the effect of counting against the Proposal.

INVESTMENT  ADVISOR

Exeter Asset Management serves as Investment Adviser of the Fund pursuant to an Advisory Agreement dated April 30, 1993 between the Fund and Exeter Asset Management. Exeter Asset Management is located at 1100 Chase Square, Rochester, New York 14604.

DISTRIBUTION

Manning & Napier Investor Services, Inc. ("Investor Services") serves as Distributor of the Fund shares pursuant to a Distribution Agreement dated May 11, 1999 between the Fund and Investor Services. Manning & Napier Investor Services, Inc. is located at 1100 Chase Square, Rochester, New York 14604.

ADJOURNMENT

In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment of such Proposal. They will vote against any such adjournment of those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

OTHER  MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETUN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   Jodi  L.  Hedberg,
                                   Secretary

Dated:  [mailing  date],  2001